Exhibit 99.2 KITE REALTY GROUP + RPAI STRATEGIC MERGER Investor Presentation © 2021 Kite Realty Group | kiterealty.com © 2021 Kite Realty Group | kiterealty.comExhibit 99.2 KITE REALTY GROUP + RPAI STRATEGIC MERGER Investor Presentation © 2021 Kite Realty Group | kiterealty.com © 2021 Kite Realty Group | kiterealty.com

KITE REALTY GROUP SAFE HARBOR Forward Looking Statements This communication contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the proposed transaction between Kite Realty Group Trust (“KRG”) and Retail Properties of America, Inc. (“RPAI”), including statements regarding the anticipated benefits of the transaction, the anticipated timing of the transaction and the markets of each company. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Currently, one of the most significant factors that could cause actual future events and results of KRG, RPAI and the combined company to differ materially from the forward-looking statements is the potential adverse effect of the current pandemic of the novel coronavirus (“COVID-19 pandemic”), including possible resurgences and mutations, on the financial condition, results of operations, cash flows and performance of KRG and RPAI and their tenants, the real estate market and the global economy and financial markets. The effects of the COVID-19 pandemic have caused and may continue to cause many of KRG’s and RPAI’s tenants to close stores, reduce hours or significantly limit service, making it difficult for them to meet their obligations, and therefore has and will continue to impact KRG and RPAI significantly for the foreseeable future. Many additional factors could cause actual future events and results to differ materially from the forward-looking statements, including but not limited to: (i) the possibility that KRG shareholders and/or RPAI stockholders do not approve the proposed transaction or that other conditions to the closing of the proposed transaction are not satisfied or waived at all or on the anticipated timeline; (ii) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction; (iii) the risk that RPAI’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; (iv) unexpected costs or liabilities relating to the proposed transaction; (v) potential litigation relating to the proposed transaction that could be instituted against KRG or RPAI or their respective trustees, directors or officers and the resulting expense or delay; (vi) the risk that disruptions caused by or relating to the proposed transaction will harm KRG’s or RPAI’s business, including current plans and operations; (vii) the ability of KRG or RPAI to retain and hire key personnel; (viii) potential adverse reactions by tenants or other business partners or changes to business relationships, including joint ventures, resulting from the announcement or completion of the proposed transaction; (ix) risks relating to the market value of the KRG common shares to be issued in the proposed transaction; (x) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction; (xi) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or government policies and actions intended to protect the health and safety of individuals or government policies or actions intended to maintain the functioning of national or global economies and markets; (xii) general economic and market developments and conditions; (xiii) restrictions during the pendency of the proposed transaction or thereafter that may impact KRG’s or RPAI’s ability to pursue certain business opportunities or strategic transactions; (xiv) either company’s ability to maintain its status as a real estate investment trust for U.S. federal income tax purposes; and (xv) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement relating to the proposed transaction. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of KRG and RPAI described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Investors are cautioned to interpret many of the risks identified in the “Risk Factors” section of these filings as being heightened as a result of the ongoing and numerous adverse impacts of the COVID-19 pandemic. Forward- looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and KRG and RPAI assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither KRG nor RPAI gives any assurance that either KRG or RPAI will achieve its expectations. Additional Information about the Proposed Transaction and Where to Find It This communication relates to a proposed transaction between KRG and RPAI. In connection with the proposed transaction, KRG will file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), which will include a document that serves as a joint proxy statement/prospectus of KRG and RPAI. A joint proxy statement/prospectus will be sent to all KRG shareholders and all RPAI stockholders. Each party also will file other documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF KRG AND INVESTORS AND SECURITY HOLDERS OF RPAI ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors, KRG shareholders and RPAI stockholders may obtain free copies of the joint proxy statement/prospectus (when available) and other documents that are filed or will be filed with the SEC by KRG or RPAI through the website maintained by the SEC at www.sec.gov. The documents filed by KRG with the SEC also may be obtained free of charge at KRG’s investor relations website at http://ir.kiterealty.com/ or upon written request to Investor Relations, Kite Realty Group Trust, 30 S. Meridian Street, Suite 1100, Indianapolis, IN 46204. The documents filed by RPAI with the SEC also may be obtained free of charge at RPAI’s website at www.rpai.com under the heading Invest or upon written request to Investor Relations, Retail Properties of America, Inc., 2021 Spring Road, Suite 200, Oak Brook, IL 60523, or IR@rpai.com. Participants in the Solicitation KRG and RPAI and their respective trustees, directors and executive officers may be deemed to be participants in the solicitation of proxies from KRG’s shareholders and RPAI’s stockholders in connection with the proposed transaction. Information about KRG’s trustees and executive officers and their ownership of KRG’s common shares and units of limited partnership interest of Kite Realty Group, L.P. is set forth in KRG’s proxy statement for its Annual Meeting of Shareholders on Schedule 14A filed with the SEC on March 31, 2021. Information about RPAI’s directors and executive officers and their ownership of RPAI’s common stock is set forth in RPAI’s proxy statement for its Annual Meeting of Stockholders on Schedule 14A filed with the SEC on March 31, 2021. To the extent that holdings of KRG’s or RPAI’s securities have changed since the amounts reported in KRG’s or RPAI’s proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph. No Offer or Solicitation This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. © 2021 Kite Realty Group | kiterealty.com 2KITE REALTY GROUP SAFE HARBOR Forward Looking Statements This communication contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the proposed transaction between Kite Realty Group Trust (“KRG”) and Retail Properties of America, Inc. (“RPAI”), including statements regarding the anticipated benefits of the transaction, the anticipated timing of the transaction and the markets of each company. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Currently, one of the most significant factors that could cause actual future events and results of KRG, RPAI and the combined company to differ materially from the forward-looking statements is the potential adverse effect of the current pandemic of the novel coronavirus (“COVID-19 pandemic”), including possible resurgences and mutations, on the financial condition, results of operations, cash flows and performance of KRG and RPAI and their tenants, the real estate market and the global economy and financial markets. The effects of the COVID-19 pandemic have caused and may continue to cause many of KRG’s and RPAI’s tenants to close stores, reduce hours or significantly limit service, making it difficult for them to meet their obligations, and therefore has and will continue to impact KRG and RPAI significantly for the foreseeable future. Many additional factors could cause actual future events and results to differ materially from the forward-looking statements, including but not limited to: (i) the possibility that KRG shareholders and/or RPAI stockholders do not approve the proposed transaction or that other conditions to the closing of the proposed transaction are not satisfied or waived at all or on the anticipated timeline; (ii) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction; (iii) the risk that RPAI’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; (iv) unexpected costs or liabilities relating to the proposed transaction; (v) potential litigation relating to the proposed transaction that could be instituted against KRG or RPAI or their respective trustees, directors or officers and the resulting expense or delay; (vi) the risk that disruptions caused by or relating to the proposed transaction will harm KRG’s or RPAI’s business, including current plans and operations; (vii) the ability of KRG or RPAI to retain and hire key personnel; (viii) potential adverse reactions by tenants or other business partners or changes to business relationships, including joint ventures, resulting from the announcement or completion of the proposed transaction; (ix) risks relating to the market value of the KRG common shares to be issued in the proposed transaction; (x) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction; (xi) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or government policies and actions intended to protect the health and safety of individuals or government policies or actions intended to maintain the functioning of national or global economies and markets; (xii) general economic and market developments and conditions; (xiii) restrictions during the pendency of the proposed transaction or thereafter that may impact KRG’s or RPAI’s ability to pursue certain business opportunities or strategic transactions; (xiv) either company’s ability to maintain its status as a real estate investment trust for U.S. federal income tax purposes; and (xv) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement relating to the proposed transaction. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of KRG and RPAI described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Investors are cautioned to interpret many of the risks identified in the “Risk Factors” section of these filings as being heightened as a result of the ongoing and numerous adverse impacts of the COVID-19 pandemic. Forward- looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and KRG and RPAI assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither KRG nor RPAI gives any assurance that either KRG or RPAI will achieve its expectations. Additional Information about the Proposed Transaction and Where to Find It This communication relates to a proposed transaction between KRG and RPAI. In connection with the proposed transaction, KRG will file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), which will include a document that serves as a joint proxy statement/prospectus of KRG and RPAI. A joint proxy statement/prospectus will be sent to all KRG shareholders and all RPAI stockholders. Each party also will file other documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF KRG AND INVESTORS AND SECURITY HOLDERS OF RPAI ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors, KRG shareholders and RPAI stockholders may obtain free copies of the joint proxy statement/prospectus (when available) and other documents that are filed or will be filed with the SEC by KRG or RPAI through the website maintained by the SEC at www.sec.gov. The documents filed by KRG with the SEC also may be obtained free of charge at KRG’s investor relations website at http://ir.kiterealty.com/ or upon written request to Investor Relations, Kite Realty Group Trust, 30 S. Meridian Street, Suite 1100, Indianapolis, IN 46204. The documents filed by RPAI with the SEC also may be obtained free of charge at RPAI’s website at www.rpai.com under the heading Invest or upon written request to Investor Relations, Retail Properties of America, Inc., 2021 Spring Road, Suite 200, Oak Brook, IL 60523, or IR@rpai.com. Participants in the Solicitation KRG and RPAI and their respective trustees, directors and executive officers may be deemed to be participants in the solicitation of proxies from KRG’s shareholders and RPAI’s stockholders in connection with the proposed transaction. Information about KRG’s trustees and executive officers and their ownership of KRG’s common shares and units of limited partnership interest of Kite Realty Group, L.P. is set forth in KRG’s proxy statement for its Annual Meeting of Shareholders on Schedule 14A filed with the SEC on March 31, 2021. Information about RPAI’s directors and executive officers and their ownership of RPAI’s common stock is set forth in RPAI’s proxy statement for its Annual Meeting of Stockholders on Schedule 14A filed with the SEC on March 31, 2021. To the extent that holdings of KRG’s or RPAI’s securities have changed since the amounts reported in KRG’s or RPAI’s proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph. No Offer or Solicitation This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. © 2021 Kite Realty Group | kiterealty.com 2

KITE REALTY GROUP TRANSACTION OVERVIEW DETAILS • Kite Realty Group Trust (“KRG”) is merging with Retail Properties of America (“RPAI”) in a strategic combination 1 to form a $7.5B shopping center REIT - 100% stock-for-stock transaction - Each share of RPAI common stock will be converted into 0.6230 KRG common shares - Valuation represents a 13% premium to RPAI’s closing stock price on July 16, 2021 - KRG anticipates assuming all RPAI outstanding debt • Pro forma ownership of approximately 40% KRG shareholders / 60% RPAI shareholders MANAGEMENT & GOVERNANCE • Combined company will retain the Kite Realty Group name and continue to trade on the NYSE under the symbol KRG • KRG management team to lead the combined company and will remain headquartered in Indianapolis • KRG board will be expanded to 13 trustees, with the addition of 4 new members from the existing RPAI Board FINANCIAL IMPACT • Transaction expected to be immediately accretive to earnings per share upon realizing expected synergies • Expected synergies will reduce (Net Debt + Preferred) / EBITDA and strengthen the balance sheet • KRG intends to maintain its current dividend policy post-transaction - Cash dividend enhancement to RPAI common shareholders of ~50% (based on current annualized distribution amounts) TIMING • Expected closing in Q4 2021, subject to customary closing conditions, including KRG and RPAI shareholder approvals 1. Pro forma combined total enterprise value, assuming a KRG stock price of $20.83, which was the closing price on July 16, 2021. © 2021 Kite Realty Group | kiterealty.com 3

KITE REALTY GROUP

KITE

STRATEGIC RATIONALE

POSITIVE FINANCIAL IMPACTS & IMMEDIATE ACCRETION	• Transaction is expected to be immediately accretive to earnings per share upon realizing expected synergies • KRG's scalable platform along with overlap in portfolio composition is expected to provide substantial G&A and operating synergies - Expected annual cash expense synergies of $27M – $29M • Larger scale expected to improve access to various types of capital, thereby reducing cost of capital • Significantly increases shareholder liquidity, allowing for a larger investor base
ENHANCES PORTFOLIO QUALITY & INCREASES PRESENCE IN STRATEGIC MARKETS	• Increases retail ABR to $19.29[1] PSF from $18.53 PSF • 70% of ABR is located in centers with a grocery component • Substantial portfolio concentration, with approximately 40% of ABR in growth states of Texas and Florida • Bolsters presence in Dallas, Atlanta, Houston, and Austin • Meaningful presence in other strategic gateway markets, including Washington, D.C. , New York, and Seattle • Maintains sector-leading exposure to Warmer & Cheaper markets of approximately 60%[2] of ABR • Percentage of ABR in Coastal and Sun Belt markets of 87%[3] of ABR

1. KRG ABR PSF and leased rate definitions excludes rent and square footage from ground leases. RPAI metrics have been adjusted to conform to the KRG definition.
2. Warmer and Cheaper states include AL, AZ, CO, FL, GA, KY, LA, NC, NM, NV, OK, SC, TN, TX and UT.
3. Coastal and Sun Belt states include AL, AZ, CA, CT, DE, FL, GA, KY, LA, MA, MD, ME, NC, NJ, NM, NV, NY, OK, OR, RI, SC, TN, TX, VA and WA.

KRG LISTED NYSE

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KITE REALTY GROUP

KITE

STRATEGIC RATIONALE (CONT'D)

GENERATES SIGNIFICANT VALUE CREATION OPPORTUNITIES	• Presents near-term organic growth opportunities through lease-up of vacancies caused by the pandemic • Combined active development / redevelopment projects provide opportunity for significant cash flow growth over the next few years • KRG's extensive development expertise in a variety of real estate types provides additional potential value creation for both active and future development projects • Appropriately sized and measured future development pipeline offers additional growth opportunities
STRENGTHENS BALANCE SHEET	• Combined balance sheet poised to capture future growth opportunities - Pro forma leverage of 6.0x (Net Debt + Preferred) / EBITDA (pro forma for expected G&A synergies) • No material debt maturities until 2023, with an appropriate maturity ladder going forward[1] • Weighted average interest rate and term of 3.78% and 4.6 years, respectively
CREATES TOP 5 SHOPPING CENTER REIT	• Creates a top 5 shopping center REIT with a pro forma $7.5B[2] total enterprise value • Combination of operating best practices expected to drive NOI improvements • Deepens tenant relationships and increases optionality to a broader mix of open-air retail formats

1. Pro forma for assumption of RPAI debt.
2. Pro forma combined total enterprise value, assuming a KRG stock price of $20.83, which was the closing price on July 16, 2021.

KRG LISTED NYSE

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KITE REALTY GROUP

KITE

OPTIMIZED REAL ESTATE PORTFOLIOS

- Both firms have generated shareholder value through recycling capital while creating exceptional portfolios of open-air retail centers
  - RPAI has sold over $3B and reinvested approximately $2B since its IPO, resulting in a refined portfolio and strong financial position
  - KRG has continuously evolved since IPO, resulting in a high-quality portfolio, focused market strategy and strong balance sheet

	KRG PATH			RPAI PATH		
	IPO	2015	TODAY	IPO	2016	TODAY
# of Operating Retail Properties	30	110	83	252	156	102
Total Owned GLA (SF)	3M	15M	12M	34M	26M	20M
ABR PSF	$10.57	$15.22	$18.53	$14.39	$16.89	$19.76[1]
Warmer & Cheaper (% of ABR)[2]	52%	76%	78%	51%	52%	46%
Top Region (% of ABR)	South 52%	South 63%	South 62%	South 51%	South 62%	South 62%
Top State (% of ABR)	TX 27%	FL 28%	FL 27%	TX 24%	TX 30%	TX 34%
Top MSA (% of ABR)	Indianapolis 20%	Indianapolis 9%	Las Vegas 11%	N/A	Dallas 20%	Dallas 23%
(Net Debt + Preferred)/EBITDA	13.2x	7.0x	6.6x[3]	7.0x	6.0x	6.0x

Note: Based on public filings from IPO documents, YE 2004, 2012, 2015, 2016 and 1Q'2021 supplemental disclosures.
1. KRG ABR PSF and leased rate definitions excludes rent and square footage from ground leases. RPAI metrics have been adjusted to conform to the KRG definition.
2. Warmer and Cheaper states include AL, AZ, CO, FL, GA, KY, LA, NC, NM, NV, OK, SC, TN, TX and UT.
3. Based on results through March 31, 2021 and assumes KRG's ground lease portfolio was sold at the beginning of the 1st quarter.

KRG LISTED NYSE

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KITE REALTY GROUP

KITE

WELL-POSITIONED FOR FUTURE GROWTH

- Combination creates a Top 5 owner of open-air real estate that is well-positioned for future growth

	KRG	+	RPAI	=	PRO FORMA
# of Operating Properties	83		102		185
Total Owned GLA	12M		20M		32M
ABR PSF[1]	$18.53		$19.76		$19.29
Leased %[1]	90.5%		92.3%		91.6%
% Exposure to Centers with a Grocer Component[2]	75%		67%		70%
% Warmer and Cheaper Markets by ABR[3]	78%		46%		58%
% Coastal and Sun Belt Markets by ABR[4]	84%		89%		87%
Equity Value ($B)[5]	$1.8		$2.8		$4.6
Enterprise Value ($B)[5]	$3.0		$4.5		$7.5
(Net Debt + Preferred) / EBITDA[6]	6.6x		6.0x		6.0x

1. KRG ABR PSF and leased rate definitions excludes rent and square footage from ground leases. RPAI metrics have been adjusted to conform to the KRG definition.
2. RPAI metric excludes two single-user retail centers.
3. Warmer and Cheaper states include AL, AZ, CO, FL, GA, KY, LA, NC, NM, NV, OK, SC, TN, TX and UT.
4. Coastal and Sun Belt states include AL, AZ, CA, CT, DE, FL, GA, KY, LA, MA, MD, ME, NC, NJ, NM, NV, NY, OK, OR, RI, SC, TN, TX, VA and WA.
5. KRG and RPAI values based on closing prices on July 16, 2001. Pro forma combined total equity value and enterprise value assumes a KRG stock price of $20.83, which was the closing price on July 16, 2021.
6. Based on results through March 31, 2021 and assumes KRG's ground lease portfolio was sold at the beginning of the 1st quarter.

KRG LISTED NYSE

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KITE REALTY GROUP

KITE

INCREASES PRESENCE IN STRATEGIC MARKETS

ABR Concentration

58% Warmer and Cheaper Markets[1]

23% Strategic Gateway Markets (DC, Seattle and NYC)


KRG
RPAI
Seattle – 4%
Las Vegas – 4%
Phoenix – 2%
Dallas / Fort Worth – 17%
Houston – 4%
New York – 9%
Washington, DC / Baltimore – 10%
Raleigh / Durham – 3%
Charlotte – 2%
Atlanta – 4%
Orlando / Daytona – 2%
Naples – 2%
Miami / Fort Lauderdale – 3%

TOP 5 STATES (ABR)[2]	
Texas	27%
Florida	10%
New York	7%
Maryland	6%
Virginia	5%

KRG LISTED NYSE

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1. Warmer and Cheaper states include AL, AZ, CO, FL, GA, KY, LA, NC, NM, NV, OK, SC, TN, TX, and UT.
2. As of March 31, 2021.

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KITE REALTY GROUP MERGER CREATES TOP 5 SHOPPING CENTER REIT BY VALUE… TOP 5 SHOPPING CENTER REITs $20.5 $15.2 $13.1 $11.6 $7.5 $5.9 $5.2 $3.7 $3.7 $3.6 $3.5 $1.9 $1.4 $1.0 $1.0 KIM + WRI REG FRT BRX KRG + PECO SITC AKR UE ROIC AAT RPT UBA CDR WSR RPAI Note: Market data as of July 16, 2021. Source of peer data is FactSet. © 2021 Kite Realty Group | kiterealty.com 9 TOTAL ENTERPRISE VALUE ($, B)KITE REALTY GROUP MERGER CREATES TOP 5 SHOPPING CENTER REIT BY VALUE… TOP 5 SHOPPING CENTER REITs $20.5 $15.2 $13.1 $11.6 $7.5 $5.9 $5.2 $3.7 $3.7 $3.6 $3.5 $1.9 $1.4 $1.0 $1.0 KIM + WRI REG FRT BRX KRG + PECO SITC AKR UE ROIC AAT RPT UBA CDR WSR RPAI Note: Market data as of July 16, 2021. Source of peer data is FactSet. © 2021 Kite Realty Group | kiterealty.com 9 TOTAL ENTERPRISE VALUE ($, B)

KITE REALTY GROUP

KITE

...AND A LEADING SHOPPING CENTER REIT BY KEY METRICS


ABR PSF[1]
$29.95
$22.97
$19.29
#3
$18.79
$15.05
FRT
REG
KRG + RPAI
KIM + WRI
BRX


(NET DEBT + PREFERRED) / EBITDA
5.9x
6.0x
#2
6.5x
7.1x
7.6x
REG
KRG + RPAI
BRX
FRT
KIM + WRI


AVERAGE HHI (3-MILE)[2]
$104K
$96K
$95K
#3
$86K
$75K
FRT
REG
KRG + RPAI
KIM + WRI
BRX


CENTERS WITH A GROCERY COMPONENT[3]
80%
79%
75%
70%
#4
70%
REG
KIM + WRI
FRT
KRG + RPAI
BRX


WARMER AND CHEAPER EXPOSURE[4]
58%
#1
45%
42%
37%
4%
KRG + RPAI
KIM + WRI
BRX
REG
FRT


COASTAL AND SUN BELT EXPOSURE[5]
89%
87%
#2
86%
82%
68%
REG
KRG + RPAI
FRT
KIM + WRI
BRX

Note: Comparison to only top 5 shopping center REITs by total enterprise value. Source of all company data is from supplemental disclosures from 1Q 2021.

1. KRG ABR PSF and leased rate definitions excludes rent and square footage from ground leases. RPAI metrics have been adjusted to conform to the KRG definition.
2. 3-Mile average household income demographics are weighted value and sourced from Green Street as of December 31, 2020, except KRG's weighted by 1Q 2021 NOI and sourced from PopStats.
3. Based on ABR with the exception of FRT, which is based on GLA. RPAI ABR as of today calculated excluding single-user retail.
4. Based on ABR with the exception of FRT, which is based on GLA. Warmer and Cheaper states include AL, AZ, CO, FL, GA, KY, LA, NC, NM, NV, OK, SC, TN, TX and UT.
5. Based on ABR with the exception of FRT, which is based on GLA. Coastal and Sun Belt states include AL, AZ, CA, CT, DE, FL, GA, KY, LA, MA, MD, ME, NC, NJ, NM, NV, NY, OK, OR, RI, SC, TN, TX, VA and WA.

KRG LISTED NYSE

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KITE REALTY GROUP DIVERSIFIED ASSET MIX CREATES NEW GROWTH OPPORTUNITIES WHILE MAINTAINING DURABLE CASH FLOW • Combination increases property types, expanding offerings to retailers • Maintains grocer-anchored core, which provides ongoing, durable cash flows to the combined company • Majority of ABR coming from community and neighborhood centers COMMUNITY CENTERS POWER CENTERS MIXED-USE CENTERS Grocery Grocery Grocery ABR % ABR % ABR % 46% 83% 19% 48% 16% 56% Component % Component % Component % NEIGHBORHOOD CENTERS LIFESTYLE CENTERS Grocery Grocery ABR % ABR % 11% 89% 6% 57% Component % Component % © 2021 Kite Realty Group | kiterealty.com Note: Percentages are based on pro forma for the combined company as of March 30, 2021. Remaining 2% of portfolio are unanchored or single-tenant assets. 11

KITE REALTY GROUP

KITE

DIVERSE TENANT BASE

	TOP 15 TENANTS BY ABR	CREDIT RATING[1]	% OF ABR
1	The TJX Companies, Inc.	A	2.4%
2	Best Buy Co., Inc.	BBB+	2.0%
3	Ross Stores, Inc.	BBB+	1.8%
4	PetSmart, Inc.	B	1.8%
5	Gap, Inc.	BB-	1.5%
6	Michael Stores, Inc.	B	1.5%
7	Bed Bath & Beyond, Inc.	B+	1.4%
8	Albertsons Companies, Inc.	BB	1.4%
9	Dick's Sporting Goods, Inc.	NR	1.3%
10	Lowe's Companies, Inc.	BBB+	1.1%
11	Ahold USA, Inc.	NR	1.1%
12	The Kroger Co.	BBB	1.0%
13	Petco Animal Supplies, Inc.	B	1.0%
14	Publix Super Markets, Inc.	NR	1.0%
15	Total Wine & More	NR	0.9%
	TOTAL		21.2%

STRONG MIX OF ESSENTIAL AND EXPERIENTIAL

	% of ABR
ESSENTIAL RETAIL	30%
Grocery / Drug	13%
Office Supply / Electronics	6%
Medical	3%
Pet Stores	3%
Hardware / Auto	3%
Banks	2%
RESTAURANTS	17%
Quick Service Restaurants	9%
Full Service Restaurants	8%
OTHER RETAIL / SERVICES	53%
Soft Goods	17%
Discount Retailers	13%
Personal Service	8%
Professional Service	5%
Fitness	3%
Theatres / Entertainment	3%
Sporting Goods	3%
Other Non-Essential	1%
TOTAL	100%

KRG LISTED NYSE

© 2021 Kite Realty Group | kiterealty.com

Note: Pro forma for combined company as of March 31, 2021.
1. Credit rating from S&P as of July 9, 2021.

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KITE REALTY GROUP

KITE

VALUE CREATION: ACTIVE DEVELOPMENTS

- Total active developments are right-sized for the combined company and should provide strong NOI growth prospects
- Development pipeline poised to deliver additional value creation in the future

PROJECT	MSA	OWNERSHIP %	TOTAL GLA[1]	MULTI-FAMILY UNITS	EST. STABILIZE DATE	TOTAL EQUITY REQUIREMENT	REMAINING SPEND	EST. RETURN ON PROJECT[2]
One Loudoun Downtown – Pad G & H	Washington, DC / Baltimore	MF = 90% Commercial = 100%	67	378	Q3 2022	$130.0	$45.7	6.0% - 7.0%
Circle East	Washington, DC / Baltimore	MF = Air Rights Sale Commercial = 100%	82	370	Q4 2022	43.0	15.2	7.0% - 8.0%
The Shoppes at Quarterfield	Washington, DC / Baltimore	100%	58	n/a	Q2 2022	10.2	7.4	10.0% - 11.0%
Southlake Town Square – Pad Development	Dallas	100%	4	n/a	Q2 2021	2.3	0.1	12.0% - 15.0%
Glendale Town Center Apartments	Indianapolis	12%	207	267	Q2 2022	1.2	0.7	7.0% - 8.0%
Eddy Street Commons – Phase III	South Bend	100%	69	n/a	Q1 2022	7.5	5.2	8.5% - 9.5%
Glendale Town Center Retail	Indianapolis	100%	54	n/a	Q1 2022	3.9	3.7	27.0% - 28.0%
TOTALS / AVERAGE			541	1,015		$198.1	$78.0	7.0% - 8.0%

($ in M; GLA in '000s)

Note: Based on active developments listed in 1Q 2021 supplemental reporting materials.
1. Commercial GLA only.
2. Projected ROI for developments is an estimate of the expected stabilized annual operating cash flows to be generated divided by the estimated project costs.

KRG LISTED NYSE

© 2021 Kite Realty Group | kiterealty.com

13

14 CIRCLE EAST EDDY STREET COMMONS AT NOTRE DAME: PHASE III ACTIVE MSA: WASHINGTON, DC / BALTIMORE MSA: SOUTH BEND, IN DEVELOPMENTS © 2021 Kite Realty Group | kiterealty.com GLENDALE TOWN CENTER ONE LOUDOUN DOWNTOWN MSA: INDIANAPOLIS, IN MSA: WASHINGTON, DC / BALTIMORE14 CIRCLE EAST EDDY STREET COMMONS AT NOTRE DAME: PHASE III ACTIVE MSA: WASHINGTON, DC / BALTIMORE MSA: SOUTH BEND, IN DEVELOPMENTS © 2021 Kite Realty Group | kiterealty.com GLENDALE TOWN CENTER ONE LOUDOUN DOWNTOWN MSA: INDIANAPOLIS, IN MSA: WASHINGTON, DC / BALTIMORE

KITE REALTY GROUP 1 PRUDENT PRO FORMA BALANCE SHEET COMPOSITION TOTAL CAPITALIZATION EXCHANGEABLE • The combined company will have a strong capital NOTES 2% structure with increased liquidity and an investment grade 3% MORTGAGE rating DEBT • Well-laddered debt maturity schedule with a weighted average maturity profile of 4.6 years • Pro forma (Net Debt + Preferred) / EBITDA reduced to 3 6.0x from KRG’s current 6.6x 62% • Improved scale and diversification positions company to 2 COMMON become consistent unsecured bond issuer, lowering debt EQUITY 33% costs UNSECURED DEBT • Plan to maintain conservative financial and credit policies, including in relation to development pipeline 1. Assumes assumption of all outstanding RPAI debt. 2. Common equity calculated by using 223M shares and units of combined company and KRG stock price as of July 16, 2021. 3. Based on results through March 31, 2021 and assumes KRG’s ground lease portfolio was sold at the beginning of the first quarter. © 2021 Kite Realty Group | kiterealty.com 15KITE REALTY GROUP 1 PRUDENT PRO FORMA BALANCE SHEET COMPOSITION TOTAL CAPITALIZATION EXCHANGEABLE • The combined company will have a strong capital NOTES 2% structure with increased liquidity and an investment grade 3% MORTGAGE rating DEBT • Well-laddered debt maturity schedule with a weighted average maturity profile of 4.6 years • Pro forma (Net Debt + Preferred) / EBITDA reduced to 3 6.0x from KRG’s current 6.6x 62% • Improved scale and diversification positions company to 2 COMMON become consistent unsecured bond issuer, lowering debt EQUITY 33% costs UNSECURED DEBT • Plan to maintain conservative financial and credit policies, including in relation to development pipeline 1. Assumes assumption of all outstanding RPAI debt. 2. Common equity calculated by using 223M shares and units of combined company and KRG stock price as of July 16, 2021. 3. Based on results through March 31, 2021 and assumes KRG’s ground lease portfolio was sold at the beginning of the first quarter. © 2021 Kite Realty Group | kiterealty.com 15

KITE REALTY GROUP

PRO FORMA WELL-STAGGERED MATURITY LADDER

Weighted Average Maturity	4.6 years	Debt Type	91% Unsecured / 9% Secured
Weighted Average Interest Rate	3.78%	Rate Type[1]	94% Fixed / 6% Floating


$700
$600
$500
$400
$300
$200
$100
$-
15% of Total Debt Outstanding
24
200
95
193
120
150
12
430
150
400
175
75
24
10
250
100
100
400
9
12
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
Mortgage Debt
Senior Notes
Term Loans
Exchangeable Notes
JV Debt

Note: Pro forma for combined company, assuming assumption of all outstanding debt of RPAI. Assumes KRG's 2022 maturities are retired using cash on hand. Dollar figures in millions.
1. Fixed rate debt includes floating rate debt that is swapped to a fixed rate. Includes $155M of KRG debt swapped from a blended fixed rate of 4.52% to a blended floating rate of LIBOR + 3.70%, subsequent to March 31, 2021.

KRG LISTED NYSE

© 2021 Kite Realty Group | kiterealty.com

16

KITE REALTY GROUP TRANSACTION CREATES A VIRTUOUS CIRCLE OF BENEFITS TOP 5 ENHANCED SHOPPING PORTFOLIO CENTER REIT QUALITY Pro forma total enterprise Entry into strategic markets value results in $7.5B and bolstered presence in company existing markets STRONGER POSITIVE BALANCE SHEET FINANCIAL IMPACT Lower pro forma leverage with Immediately accretive to limited near-term maturities earnings / share plus reduced cost of capital VALUE CREATION OPPORTUNITIES Near-term organic growth through lease-up and robust development pipeline © 2021 Kite Realty Group | kiterealty.com 17KITE REALTY GROUP TRANSACTION CREATES A VIRTUOUS CIRCLE OF BENEFITS TOP 5 ENHANCED SHOPPING PORTFOLIO CENTER REIT QUALITY Pro forma total enterprise Entry into strategic markets value results in $7.5B and bolstered presence in company existing markets STRONGER POSITIVE BALANCE SHEET FINANCIAL IMPACT Lower pro forma leverage with Immediately accretive to limited near-term maturities earnings / share plus reduced cost of capital VALUE CREATION OPPORTUNITIES Near-term organic growth through lease-up and robust development pipeline © 2021 Kite Realty Group | kiterealty.com 17